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                                                                      EXHIBIT 24


                              POWERS OF ATTORNEY
                 DIRECTORS OF NATIONAL CITY BANCSHARES, INC.

    Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint John D. Lippert or Robert A Keil, or either one of them acting alone, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of National City Bancshares, Inc., an Indiana corporation (the "Company"), to a Registration Statement on Form S-4 or other form registering under the Securities Act of 1933, common stock to be issued in connection with the acquisition of White County Bank by the Company, and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed at Evansville, Indiana, this 22 day of March, 1995.



    /s/ Donald B. Cox                                                   /s/ Michael F. Elliott
    -----------------                                                   ----------------------
Donald B. Cox, Director                                         Michael F. Elliott, Director


    /s/ Mrs. N. Keith Emge                                              /s/ Michael D. Gallagher
    ----------------------                                              ------------------------
Mrs. N. Keith Emge, Director                                    Michael D. Gallagher, Director


    /s/ Donald G. Harris
    --------------------                                                ------------------------
Donald G. Harris, Director                                      Robert H. Hartmann, Director


    /s/ C. Mark Hubbard                                                 /s/ Edgar P. Hughes
    -------------------                                                 -------------------
C. Mark Hubbard, Director                                       Edgar P. Hughes, Director


    /s/ R. Eugene Johnson                                               /s/ John Lee Newman
    ---------------------                                               -------------------
R. Eugene Johnson, Director                                     John Lee Newman, Director


    /s/ Ronald G. Reherman                                              /s/ Laurence R. Steenberg
    ----------------------                                              -------------------------
Ronald G. Reherman, Director                                    Laurence R. Steenberg, Director


    /s/ C. Wayne Worthington                                    /s/ George A. Wright
    ------------------------                                    --------------------
C. Wayne Worthington, Director                                  George A. Wright, Director
